Exhibit 99.3

ENTERGY GULF STATES LOUISIANA, L.L.C.
INCOME STATEMENTS
For the Three and Nine Months Ended September 30, 2014 and 2013
(Unaudited)

	Three Months Ended		Nine Months Ended
	2014	2013	2014	2013
	(In Thousands)		(In Thousands)
OPERATING REVENUES
Electric	$600,208	$549,123	$1,622,236	$1,428,155
Natural gas	10,285	9,208	55,586	42,492
TOTAL	610,493	558,331	1,677,822	1,470,647

OPERATING EXPENSES
Operation and Maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	141,354	104,932	289,030	213,270
Purchased power	206,360	194,455	659,275	560,531
Nuclear refueling outage expenses	5,419	5,419	16,024	14,955
Other operation and maintenance	100,908	105,107	283,584	300,012
Decommissioning	4,240	4,005	12,542	11,845
Taxes other than income taxes	22,393	21,346	64,139	60,729
Depreciation and amortization	39,068	37,703	116,042	113,002
Other regulatory charges (credits) - net	(5,947)	80	(12,438)	5,080
TOTAL	513,795	473,047	1,428,198	1,279,424

OPERATING INCOME	96,698	85,284	249,624	191,223

OTHER INCOME
Allowance for equity funds used during construction	2,099	2,171	5,440	5,630
Interest and investment income	11,565	9,428	29,058	34,239
Miscellaneous - net	(2,477)	(2,822)	(7,844)	(7,861)
TOTAL	11,187	8,777	26,654	32,008

INTEREST EXPENSE
Interest expense	24,783	20,498	65,353	60,971
Allowance for borrowed funds used during construction	(1,207)	(690)	(3,128)	(2,041)
TOTAL	23,576	19,808	62,225	58,930

INCOME BEFORE INCOME TAXES	84,309	74,253	214,053	164,301

Income taxes	28,774	11,611	75,875	44,773

NET INCOME	55,535	62,642	138,178	119,528

Preferred distribution requirements and other	206	206	621	619

EARNINGS APPLICABLE TO COMMON EQUITY	$55,329	$62,436	$137,557	$118,909

See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
STATEMENTS OF COMPREHENSIVE INCOME
For the Three and Nine Months Ended September 30, 2014 and 2013
(Unaudited)

	Three Months Ended		Nine Months Ended
	2014	2013	2014	2013
	(In Thousands)		(In Thousands)

Net Income	$55,535	$62,642	$138,178	$119,528
Other comprehensive income
Pension and other postretirement liabilities
(net of tax expense of $86, $778, $272, and $2,342)	137	963	396	2,880
Other comprehensive income	137	963	396	2,880
Comprehensive Income	$55,672	$63,605	$138,574	$122,408

See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
STATEMENTS OF CASH FLOWS
For the Nine Months Ended September 30, 2014 and 2013
(Unaudited)
	2014	2013
	(In Thousands)
OPERATING ACTIVITIES
Net income	$138,178	$119,528
Adjustments to reconcile net income to net cash flow provided by operating activities:
Depreciation, amortization, and decommissioning, including nuclear fuel amortization	174,240	165,684
Deferred income taxes, investment tax credits, and non-current taxes accrued	75,344	78,265
Changes in working capital:
Receivables	(46,839)	(59,583)
Fuel inventory	7,128	(1,868)
Accounts payable	36,104	13,921
Prepaid taxes and taxes accrued	18,147	(61,290)
Interest accrued	5,943	5,302
Deferred fuel costs	30,317	(8,867)
Other working capital accounts	2,589	(24,029)
Changes in provisions for estimated losses	67,521	(60,205)
Changes in other regulatory assets	7,110	31,754
Changes in pension and other postretirement liabilities	(18,212)	4,877
Other	(19,156)	66,809
Net cash flow provided by operating activities	478,414	270,298

INVESTING ACTIVITIES
Construction expenditures	(198,569)	(205,162)
Allowance for equity funds used during construction	5,440	5,630
Nuclear fuel purchases	(28,357)	(132,083)
Proceeds from the sale of nuclear fuel	54,642	19,401
Payment to storm reserve escrow account	(68,508)	(25)
Receipts from storm reserve escrow account	—	65,475
Investment in affiliates	(66,243)	—
Proceeds from nuclear decommissioning trust fund sales	127,903	66,152
Investment in nuclear decommissioning trust funds	(140,499)	(80,669)
Change in money pool receivable - net	(19,521)	—
Net cash flow used in investing activities	(333,712)	(261,281)

FINANCING ACTIVITIES
Proceeds from the issuance of long-term debt	108,491	69,782
Retirement of long-term debt	—	(75,000)
Change in money pool payable - net	—	50,761
Changes in credit borrowings - net	(14,800)	31,000
Distributions paid:
Common equity	(122,373)	(119,900)
Preferred membership interests	(619)	(619)
Other	21,106	43
Net cash flow used in financing activities	(8,195)	(43,933)

Net increase (decrease) in cash and cash equivalents	136,507	(34,916)
Cash and cash equivalents at beginning of period	15,581	35,686
Cash and cash equivalents at end of period	$152,088	$770

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest - net of amount capitalized	$53,676	$53,512
Income taxes	$20,700	$62,435

See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
BALANCE SHEETS
ASSETS
September 30, 2014 and December 31, 2013
(Unaudited)
	2014	2013
	(In Thousands)
CURRENT ASSETS
Cash and cash equivalents:
Cash	$30,666	$1,739
Temporary cash investments	121,422	13,842
Total cash and cash equivalents	152,088	15,581
Accounts receivable:
Customer	97,243	69,648
Allowance for doubtful accounts	(879)	(909)
Associated companies	129,805	107,723
Other	36,882	22,945
Accrued unbilled revenues	61,583	58,867
Total accounts receivable	324,634	258,274
Deferred fuel costs	—	9,625
Fuel inventory - at average cost	19,427	26,555
Materials and supplies - at average cost	127,501	122,909
Deferred nuclear refueling outage costs	10,528	25,975
Prepaid taxes	3,861	22,008
Gas hedge contracts	—	2,238
Prepayments and other	34,203	12,452
TOTAL	672,242	495,617

OTHER PROPERTY AND INVESTMENTS
Investment in affiliate preferred membership interests	355,906	289,664
Decommissioning trust funds	613,661	573,744
Non-utility property - at cost (less accumulated depreciation)	178,801	174,134
Storm reserve escrow account	90,046	21,538
Other	14,782	14,145
TOTAL	1,253,196	1,073,225

UTILITY PLANT
Electric	7,509,701	7,400,689
Natural gas	148,256	143,902
Construction work in progress	145,121	105,314
Nuclear fuel	128,186	196,508
TOTAL UTILITY PLANT	7,931,264	7,846,413
Less - accumulated depreciation and amortization	4,152,003	4,071,762
UTILITY PLANT - NET	3,779,261	3,774,651

DEFERRED DEBITS AND OTHER ASSETS
Regulatory assets:
Regulatory asset for income taxes - net	162,584	165,456
Other regulatory assets	317,228	321,466
Deferred fuel costs	100,124	100,124
Other	14,767	12,049
TOTAL	594,703	599,095

TOTAL ASSETS	$6,299,402	$5,942,588

See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
BALANCE SHEETS
LIABILITIES AND EQUITY
September 30, 2014 and December 31, 2013
(Unaudited)
	2014	2013
	(In Thousands)
CURRENT LIABILITIES
Accounts payable:
Associated companies	$128,944	$95,853
Other	104,576	103,314
Customer deposits	55,892	51,839
Accumulated deferred income taxes	11,757	36,330
Interest accrued	31,751	25,808
Deferred fuel costs	20,692	—
Pension and other postretirement liabilities	9,097	9,065
System agreement cost equalization	—	15,000
Other	39,030	19,032
TOTAL	401,739	356,241

NON-CURRENT LIABILITIES
Accumulated deferred income taxes and taxes accrued	1,611,906	1,512,547
Accumulated deferred investment tax credits	73,031	75,295
Other regulatory liabilities	169,446	159,429
Decommissioning and asset retirement cost liabilities	420,633	403,084
Accumulated provisions	104,667	37,146
Pension and other postretirement liabilities	256,071	274,315
Long-term debt	1,622,755	1,527,465
Long-term payables - associated companies	26,558	27,900
Other	136,064	108,189
TOTAL	4,421,131	4,125,370

Commitments and Contingencies

EQUITY
Preferred membership interests without sinking fund	10,000	10,000
Member's equity	1,494,338	1,479,179
Accumulated other comprehensive loss	(27,806)	(28,202)
TOTAL	1,476,532	1,460,977

TOTAL LIABILITIES AND EQUITY	$6,299,402	$5,942,588

See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
STATEMENTS OF CHANGES IN EQUITY
For the Nine Months Ended September 30, 2014 and 2013
(Unaudited)

		Common Equity
	Preferred Membership Interests	Member's Equity	Accumulated Other Comprehensive Income (Loss)	Total
	(In Thousands)

Balance at December 31, 2012	$10,000	$1,438,233	($65,229)	$1,383,004

Net income	—	119,528	—	119,528
Other comprehensive income	—	—	2,880	2,880
Distributions declared on common equity	—	(119,900)	—	(119,900)
Distributions declared on preferred membership interests	—	(619)	—	(619)
Other	—	16	—	16

Balance at September 30, 2013	$10,000	$1,437,258	($62,349)	$1,384,909

Balance at December 31, 2013	$10,000	$1,479,179	($28,202)	$1,460,977

Net income	—	138,178	—	138,178
Other comprehensive income	—	—	396	396
Distributions declared on common equity	—	(122,373)	—	(122,373)
Distributions declared on preferred membership interests	—	(621)	—	(621)
Other	—	(25)	—	(25)

Balance at September 30, 2014	$10,000	$1,494,338	($27,806)	$1,476,532

See Notes to Financial Statements.